Exhibit 10.26
SUPPORT AND BACKSTOP PURCHASE AGREEMENT
This SUPPORT AND BACKSTOP PURCHASE AGREEMENT (this “Agreement”) is made and entered into on August 5, 2026, by and among UWM Holdings Corporation, a Delaware corporation (the “Company”), Mat Ishbia (“Ishbia”), SFS Group Capital, LLC (together with Ishbia and any of their respective affiliates that beneficially own Class A common stock, par value $0.0001 per share (“Class A Common Stock”) of the Company, the “Ishbia Parties”) and the affiliates of Oaktree Capital Management, L.P. listed on the signature pages hereto (the “Oaktree Purchasers” and, collectively with the Ishbia Parties, the “Purchasers”).
RECITALS
WHEREAS, the Company and the Oaktree Purchasers entered into that certain Securities Purchase Agreement, dated as of August 5, 2026 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Securities Purchase Agreement”), pursuant to which the Company has agreed to issue and sell, and the Oaktree Purchasers have agreed to purchase, shares of the Company’s Series A-1 Preferred Stock;
WHEREAS, pursuant to the Securities Purchase Agreement, the Company has agreed to raise cash proceeds of at least $400,000,000 (the “Rights Offering Amount”) from the sale of 200,000,000 shares of the Company’s Class A Common Stock (the “Rights Offering Shares”) pursuant to a rights offering on the terms and conditions set forth in Annex C to this Agreement (the “Rights Offering”);
WHEREAS, pursuant to the Rights Offering, each holder of Class A Common Stock of record as of the close of business on the Record Date set forth in Annex C hereto (the “Record Date”) will receive one (1) subscription right for each share of Class A Common Stock held by such holder of Class A Common as of the close of business on the Record Date (the “Basic Subscription Right”);
WHEREAS, subject to and in accordance with the terms and conditions of the Rights Offering, each holder of Class A Common Stock who exercises his, her or its Basic Subscription Rights will have the right to subscribe for additional shares of Class A Common Stock to the extent they are available pursuant to the oversubscription rights provided in the Rights Offering (“Oversubscription Rights” and, together with the Basic Subscription Right, the “Subscription Rights”);
WHEREAS, the entry into this Agreement and the announcement of the Rights Offering, fully backstopped by the Ishbia Parties on the terms and conditions set forth in this Agreement, is a condition precedent to the closing of the transactions contemplated by the Securities Purchase Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Commitments.
(a)Support Commitment. The Ishbia Parties jointly and severally agree and commit to validly exercise in full all Basic Subscription Rights distributed to them in the Rights Offering and to purchase all shares of Class A Common Stock issuable to them upon such exercise at the Subscription Price Per Share set forth in Annex C hereto (the “Subscription Price Per Share”) (such shares, the

“Committed Shares”). Annex A hereto sets forth the number of shares of Class A Common Stock held of record by the Ishbia Parties as of the date hereof.
(b)Exercise of Rights. Promptly after the Rights Offering is commenced by the Company, but in no event later than the Expiration Time set forth in Annex C hereto (the “Expiration Time”), each of the Ishbia Parties shall deliver to the subscription agent properly completed and executed subscription documents in respect of the Basic Subscription Rights being exercised pursuant to Section 1(a), together with payment in an amount necessary to purchase such shares of Class A Common Stock subject to the Basic Subscription Rights in accordance with the documentation requested by the subscription agent in connection with the Rights Offering.
(c)Determination of Unsubscribed Amount. Promptly following the Expiration Time, the Company shall determine the excess, if any, of (i) the Rights Offering Amount over (ii) the aggregate Subscription Price Per Share paid or payable in respect of all shares of Class A Common Stock validly subscribed for pursuant to the exercise of the Subscription Rights in the Rights Offering (such amount, the “Unsubscribed Amount”).
(d)Oaktree Purchasers Optional Purchase. If and to the extent there is an Unsubscribed Amount, the Oaktree Purchasers, severally and not jointly, shall have the right, exercisable in their sole and absolute discretion, by delivery of a written election notice (the “Oaktree Election Notice”) to the Company and the Ishbia Parties within one (1) Business Day following the receipt of the Subscription Notice (as defined below), to purchase from the Company and pay for, and the Company agrees to issue, deliver and sell to the Oaktree Purchasers, in accordance with such Oaktree Purchaser’s Optional Purchase Percentage set forth in Annex B hereto (which may be updated from time to time by the Controlling Oaktree Purchasers (as defined in that certain Investor Rights Agreement, dated as of the date hereof, by and among the Company and the investors named therein), either:

(i)Common Stock Option: the number of shares of Class A Common Stock equal to the Unsubscribed Amount that such Oaktree Purchaser elects to purchase, divided by the Subscription Price Per Share, rounded down to the nearest whole share (the “Oaktree Purchaser Common Shares”); or
(ii)Preferred Stock Option: the number of shares of Series A-3 Preferred Stock of the Company (“Series A-3 Preferred Stock”) equal to the Unsubscribed Amount that such Oaktree Purchaser elects to purchase divided by $1,000, rounded down to the nearest whole share, with the Series A-3 Preferred Stock having the terms set forth in Annex D to this Agreement (the “Oaktree Purchaser Preferred Shares” and, together with the Oaktree Purchaser Common Shares, the “Optional Shares”).
The Oaktree Election Notice shall specify the Unsubscribed Amount that such Oaktree Purchaser is electing to purchase (the “Oaktree Purchaser Purchase Amount”) and whether the Oaktree Purchaser is electing to purchase Class A Common Stock or Series A-3 Preferred Stock. If an Oaktree Election Notice is not delivered by the Oaktree Purchasers by 9 a.m., Eastern Time, on the third Business Day following the Expiration Time, the Oaktree Purchasers shall be deemed to have waived their right to purchase any Oaktree Purchaser Common Shares or Oaktree Purchaser Preferred Shares, and the Oaktree Purchaser Purchase Amount shall be zero for the purposes of all calculations under this Agreement. For the avoidance of doubt, the Oaktree Purchasers have no obligation to deliver the Oaktree Election Notice.
(e)Ishbia Parties Backstop Purchase. If and to the extent there is an Unsubscribed Amount and the Oaktree Purchaser Purchase Amount is less than the Unsubscribed Amount, the Ishbia Parties jointly and severally agree, and commit, to purchase from the Company and pay for, and the Company agrees to issue, deliver and sell to the Ishbia Parties, at the election of the Ishbia Parties, either
(i)Common Stock Option: provided that Stockholder Approval has been obtained the number of shares of Class A Common Stock equal to the Unsubscribed Amount minus the Oaktree Purchaser Purchase Amount (the “Ishbia Parties Backstop Amount”), divided by the Subscription Price Per Share, rounded down to the nearest whole share (the “Ishbia Common Backstop Shares”); or
(ii)Preferred Stock Option: the number of shares of Series A-3 Preferred Stock equal to the Ishbia Parties Backstop Amount, divided by $1,000, rounded down to the nearest whole share (the “Ishbia Preferred Backstop Shares,” and together with the Ishbia Common Backstop Shares, the “Ishbia Backstop Shares”). The Ishbia Backstop Shares, together with the Oaktree Purchaser Common Shares and the Oaktree Purchaser Preferred Shares, are referred to as the “Offered Shares,” and the offer, sale and purchase of the Offered Shares is referred to as the “Offering.” In no event will the Ishbia Parties Backstop Amount be greater than $400,000,000.
No later than 10 a.m., Eastern Time (the “Election Deadline”), on the third Business Day following the Expiration Time, the Ishbia Parties shall deliver a written election notice (the “Ishbia Election Notice”) to the Company and the Oaktree Purchasers that specifies whether the Ishbia Parties have elected to receive Class A Common Stock or Series A-3 Preferred Stock. If the Ishbia Parties fail to deliver the Ishbia Election Notice by the Election Deadline, or if Stockholder Approval has not been obtained to the Election Deadline, the Ishbia Parties will be deemed to have irrevocably elected to purchase Ishbia Preferred Backstop Shares. For the avoidance of doubt, there shall be no adjustment to the Ishbia Parties Backstop Amount if Stockholder Approval has not been obtained.
(f)Warrants. If any Purchasers elect to purchase shares of Series A-3 Preferred Stock, the Company agrees to issue to such Purchasers warrants (the “Warrants,” and the shares of Class A Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”) to purchase the number of shares of Class A Common Stock equal to 20% of the Oaktree Purchaser Purchase Amount and Ishbia Parties Backstop Amount, respectively, with 50% of such Warrants to be Class A Warrants and 50% of such Warrants to be Class B Warrants (each as defined in the Securities Purchase Agreement). The Warrants and the Warrant Shares will be issued pursuant to an agreement, in form and substance similar to those certain Warrant Agreements, dated as of August 5, 2026 (the “Warrant Agreements”), each by and between the Company and Equiniti Trust Company, LLC, as warrant agent. The Optional Shares and the Ishbia Backstop Shares are collectively referred to as the “Shares,” and the Shares and the Warrants are collectively referred to as the “Securities.”
(g)Notice to Purchasers. Promptly following the Expiration Time, and in any event no later than 9 a.m., Eastern Time, on the second Business Day (as defined in the Securities Purchase Agreement) following the Expiration Time, the Company shall deliver to each Purchaser a written notice (the “Subscription Notice”) setting forth: (i) the Subscription Price Per Share, (ii) the number of Basic Subscription Rights and the aggregate number of Subscription Rights exercised, (iii) the aggregate Subscription Price Per Share paid or payable in respect of all shares of Class A Common Stock validly subscribed for, (iv) the Unsubscribed Amount and (v) reasonable back-up detail substantiating this information.
(h)Closing. The closing of the purchase and sale of the Shares and the issuance of the Warrants (the “Closing”) shall take place concurrently with the closing of the Rights Offering at the place, time and date to be agreed in writing by the Company and the Purchasers, which date will be no later than three Business Days after the Expiration Time (the “Closing Date”). At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the applicable number of Shares and Warrants free and clear of all liens (other than any restrictions on transfer arising under applicable securities laws), against payment by or on behalf of such Purchaser of the applicable purchase price for all such Shares to be purchased by such Purchaser by wire transfer in immediately available funds to the account designated by the Company in writing at least two (2) Business Days prior to the Closing. In furtherance of the foregoing, the Company shall cooperate with each Purchaser and take such actions as may be necessary to (i) instruct the Company’s transfer agent to issue the Shares to the applicable Purchaser effective as of the Closing, (ii) instruct the warrant agent to issue the Warrants to the applicable Purchaser effective as of the Closing and (iii) deliver to each Purchaser evidence thereof in a form customarily delivered by the Company’s transfer agent or the warrant agent.
(i)Withdrawal and Termination. The Company may not amend the terms of the Rights Offering or cancel the Rights Offering at any time prior to the Expiration Time for any reason, unless required by applicable law or any governmental authority, without the prior consent of the Purchasers. In the event that the Company withdraws or terminates the Rights Offering, each of the Purchasers’ rights and obligations under this Agreement shall terminate and the Company shall promptly return any payment previously made by such Purchaser, without interest or other income.
Section 2.    Certain Agreements of the Purchasers. Each of the Purchasers agrees with the Company that, until such time as the Securities to be issued pursuant to this Agreement are no longer subject to restrictions on transfer under the applicable laws referred to in the legend below, the certificates or book-entry notations with respect to such Securities shall bear a legend (and the Company’s share register shall bear a notation) substantially to the following effect (it being understood that the Company will, or will direct the transfer agent for the Shares, or the warrant agent for the Warrants, to, remove the legend on the certificates at such time as they are no longer subject to such restrictions):
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, DELIVERED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO COMPLY WITH ALL SUCH RESTRICTIONS ON TRANSFER.
Section 3.    Representations and Warranties of each Purchaser. Each of the Purchasers severally (but not jointly) represents and warrants to the Company as follows:
(a)Formation. Such Purchaser has been duly formed and is validly existing in good standing under the laws of its state of formation or incorporation and has all requisite power and authority to carry out the transactions contemplated by this Agreement.
(b)Power and Capacity. Such Purchaser has full legal right and requisite power and capacity to enter into this Agreement and to exercise its rights and to perform its obligations hereunder.
(c)Authorization of Agreement; Enforceability. This Agreement has been duly authorized by all necessary action on the part of such Purchaser and duly and validly executed and delivered by such

Purchaser. Assuming due authorization, execution and delivery by the other parties hereto, this Agreement is valid, binding and enforceable against such Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(d)No Conflicts. The execution, delivery and performance of this Agreement by such Purchaser and the consummation of the transactions contemplated hereby will not (i) conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Purchaser pursuant to the terms of any agreement, indenture or instrument to which such Purchaser is a party or any order, rule or regulation of any court or governmental agency having jurisdiction over such Purchaser or any of its property, which such breach, default, lien, charge or encumbrance would reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement), or (ii) result in a violation of such Purchaser’s organizational documents.
(e)No Registration. Such Purchaser understands that the offer and sale of the Securities to be issued pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein or otherwise made pursuant hereto.
(f)Accredited Investor. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
(g)Information; Knowledge of Business. Such Purchaser is familiar with the business in which the Company is engaged. Such Purchaser (i) has knowledge and experience in financial and business matters, (ii) is familiar with the investments of the type that he or it is undertaking to purchase, (iii) is fully aware of the risks and uncertainties involved in making an investment of this type and (iv) is capable of evaluating the merits and risks of this investment. Such Purchaser acknowledges that, prior to executing this Agreement, such Purchaser has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.
(h)Availability of Funds. Solely in the case of the Ishbia Parties, the Ishbia Parties have, or will have prior to the Expiration Time, available sufficient unencumbered funds to pay the aggregate purchase price for the Committed Shares and the Ishbia Backstop Shares.
(i)Investment Intent. Such Purchaser is acquiring the Securities for his or its own account with the intention of holding such shares for investment and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities laws, and such Purchaser has no present intention of participating, directly or indirectly, in any sale, transfer or other distribution of the Securities, except in compliance with applicable securities laws; provided, however, that this representation and warranty does not limit such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws.
(j)Securities Laws Compliance. The Securities offered by this Agreement will not be offered for sale, sold, or otherwise transferred by such Purchaser except pursuant to a registration statement or in a transaction exempt from, or not subject to, registration under the Securities Act and any applicable state securities laws.
(k)No Manipulation or Stabilization of Price. Such Purchaser has not taken and such Purchaser will not take, directly or indirectly, any action designed to or that would constitute, or that would reasonably be expected to cause or result in, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and such Purchaser is not aware of any such action taken or to be taken by any person.
(l)The representations and warranties of such Purchaser in Section 3 of the Securities Purchase Agreement are hereby incorporated by reference, mutatis mutandis.
Section 4.    Representations and Warranties of the Company. The Company represents and warrants to each of the Purchasers as follows:
(a)Existence and Good Standing; Authority. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
(b)Authorization of Agreement; Enforceability. This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly and validly executed and delivered by the Company. This Agreement is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)Due Authorization and Issuance of Shares. All of the Securities to be issued pursuant to this Agreement and the Warrant Shares issuable upon exercise of the Warrants have been duly authorized for issuance, and, when issued and sold in accordance with the terms of this Agreement or the Warrant Agreements, as applicable, will be validly issued, fully paid and non-assessable; and none of such Securities or the Warrant Shares will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended, the Company’s Amended and Restated Bylaws, as amended, or any material agreement or instrument to which the Company is a party or by which it is bound.
(d)No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any agreement, indenture or instrument to which the Company is a party or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its property, which such breach, default, lien, charge or encumbrance could reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement), or (ii) result in a violation of the Company’s Amended and Restated Certificate of Incorporation, as amended, or the Company’s Amended and Restated Bylaws, as amended. Except as required by the Securities Act, the Exchange Act, applicable state securities laws, and the New York Stock Exchange (the “NYSE”), no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement by the Company.
(e)Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated thereby. The Company further acknowledges that the Oaktree Purchasers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Oaktree Purchasers or any of their representatives or agents in connection with this Agreement and the transactions contemplated thereby is merely incidental to its purchase of the Optional Shares.
(f)The representations and warranties of the Company in Section 2 of the Securities Purchase Agreement are hereby incorporated by reference, mutatis mutandis.
Section 5.    Conditions to Closing.
(a)Conditions to the Obligations of the Parties. The obligations of the Company and each of the Purchasers to consummate the transactions contemplated hereunder in connection with the Rights Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:
(i)the Rights Offering shall have been consummated in accordance with the terms and conditions described on Annex C hereto and in the prospectus supplement to be filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) in connection with the Rights Offering (the “Prospectus”); and
(ii)no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering illegal, the consummation of the Rights Offering or the transactions contemplated by this Agreement.
(b)Conditions to the Company’s Obligations. The obligations of the Company to consummate the Rights Offering and sale of the Shares are subject to the fulfillment, prior to or on the Closing Date, of each of the Purchasers having performed and complied with its payment obligations under Section 1(h).
Section 6.    Survival. The representations and warranties of the parties contained in this Agreement shall survive the Closing hereunder.
Section 7.    Covenants.
(a)SEC Filings. The Company shall file the Prospectus with the Commission as promptly as reasonably practicable after the date hereof. Prior to the filing of the Prospectus (or any amendment or supplement thereto) or any other document filed with the Commission in connection with the Rights Offering, the Company shall provide the Purchasers and their counsel with a reasonable opportunity to review and comment on drafts of such Prospectus, amendment, supplement, or other filing, and shall consider in good faith any comments timely provided by the Purchasers or their counsel. The Company shall not file any such Prospectus, amendment, supplement, or other document that amends or modifies any of the terms of the Rights Offering without the prior written consent of the Purchasers. As soon as reasonably practicable after the Company is advised or obtains knowledge thereof, the Company shall advise each of the Purchasers of (i) the time when any amendment or supplement to the Prospectus has been filed, (ii) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the registration statement related to the Prospectus or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto and (iii) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the shares of Class A Common Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose. The Company shall use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible.
(b)Rights Offering. The Company shall, and the Ishbia Parties shall cause the Company to, take all necessary and appropriate actions to, consummate the Rights Offering in accordance with the terms and conditions set forth in this Agreement, including Annex C hereto.
(c)Use of Proceeds. The Company shall use the proceeds from the Rights Offering, the Offering and the issuance and sale of the Securities to redeem its 5.750% Senior Notes due 2027 in full promptly after the completion of the Rights Offering.

(d)Ishbia Parties. The Ishbia Parties shall take all necessary and appropriate actions to perform and comply with their commitments and obligations under this Agreement, including, but not limited to, exercising in full all Basic Subscription Rights distributed to them in the Rights Offering, purchasing all Committed Shares in the Rights Offering and purchasing the Ishbia Backstop Shares for cash as set forth in this Agreement no later than on the third Business Day following the Expiration Time.
(e)Information About Purchasers. Each of the Purchasers agrees to furnish to the Company all information with respect to such Purchaser that may be necessary or appropriate and will ensure that any information furnished to the Company for the Prospectus by such Purchaser does not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(f)Public Announcements. Neither the Company nor any Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party or parties hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable.
(g)NYSE Listing. The Company shall cause the shares of Class A Common Stock that may be issued to the Purchasers at the Closing to have been approved for listing on the NYSE, subject only to official notice of issuance.
(h)Indemnification. The provisions of Section 5 of the Securities Purchase Agreement are hereby incorporated by reference, mutatis mutandis. Notwithstanding any provision to the contrary (including Section 8), this Section 7(h) shall survive the termination of this Agreement.
(i)Stockholder Approval. The Company shall not issue any shares of Class A Common Stock or Warrant Shares upon exercise of the Warrants pursuant to this Agreement to the Ishbia Purchasers, and the Ishbia Purchasers shall not purchase or acquire any shares of Class A Common Stock or Warrant Shares upon exercise of the Warrants pursuant to this Agreement, unless the Company’s stockholders have approved the issuance of Class A Common Stock and the issuance of Warrant Shares upon exercise of the Warrants pursuant to this Agreement in accordance with the applicable rules of the NYSE ("Stockholder Approval"). Prior to the filing of any information statement, proxy statement or similar document (or any amendment or supplement thereto) with the Commission in connection with the Stockholder Approval, the Company shall provide the Oaktree Purchasers, and their counsel with a reasonable opportunity to review and comment on drafts of such information statement, proxy statement or similar document (or any amendment or supplement thereto), and shall consider in good faith any comments timely provided by the Oaktree Purchasers or their counsel; provided that the Company shall reflect any reasonable comments of the Oaktree Purchasers or their counsel that relate to the terms of the Rights Offering, the Offering, the Warrants or the Series A-3 Preferred Stock.
Section 8.    Termination.
(a)Termination. This Agreement shall terminate upon the earliest to occur of (i) any governmental authority enacting, issuing, promulgating, enforcing or entering into any judgment, order, law, rules or regulation that permanently enjoins, makes illegal or otherwise prohibits consummation of the Rights Offering or the transactions contemplated by this Agreement, (ii) such date and time as the Rights Offering is validly terminated in accordance with its terms without being consummated, (iii) the mutual written agreement of the parties to terminate this Agreement or (iv) if the Closing of the Rights Offering has not occurred by November 27, 2026 (the “Outside Date”); provided, however, that a party may not terminate this Agreement pursuant to clause (iv) if such party’s breach of this Agreement is the primary reason for such failure of Closing to occur by the Outside Date.
(b)Effect of Termination. The Company and each of the Purchasers hereby agree that any termination of this Agreement pursuant to this Section 8, shall be without liability to the Company or any Purchaser, other than any liability resulting from a breach by a party of his or its obligations hereunder occurring prior to the date of termination.
Section 9.    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt.
If to the Company:
UWM Holdings Corporation
585 South Boulevard E.
Pontiac, MI 48341
Attn:    Matthew Roslin
Email:    mroslin@uwm.com
With a copy to:
Greenberg Traurig, P.A.
401 East Las Olas Boulevard, Suite 2000

Fort Lauderdale, FL 33301
Attn:    Kara MacCullough
Email:    macculloughk@gtlaw.com
If to the Ishbia Parties:
Mat Ishbia
c/o UWM Holdings Corporation
585 South Boulevard E.
Pontiac, MI 48341
Attn:     Mark Tomasik
Email:    mtomasik@517capital.com

If to the Oaktree Purchasers:
Oaktree Capital Management, L.P.
333 S. Grand Ave., 28th Floor
Los Angeles, California 90071
Attn:    Jordan Mikes
Email:    jmikes@oaktreecapital.com
with a copy to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attn:    Sophia Hudson, P.C., Asher Qazi
Email:    sophia.hudson@kirkland.com, asher.qazi@kirkland.com
or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 9.
Section 10.    Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.
Section 11.    GOVERNING LAW. THIS AGREEMENT AND ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
Section 12.    DISPUTE RESOLUTION. THE PARTIES (A) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, (B) AGREE NOT TO COMMENCE ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT EXCEPT IN THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK, NEW YORK, AND (C) HEREBY WAIVE, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT,

ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT.
EACH PARTY WILL BEAR ITS OWN COSTS IN RESPECT OF ANY DISPUTES ARISING UNDER THIS AGREEMENT. THE PREVAILING PARTY SHALL BE ENTITLED TO REASONABLE ATTORNEY’S FEES, COSTS, AND NECESSARY DISBURSEMENTS IN ADDITION TO ANY OTHER RELIEF TO WHICH SUCH PARTY MAY BE ENTITLED.
Section 13.    WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
Section 14.    Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Purchasers and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
Section 15.    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
Section 16.    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to seek specific performance, injunctive and other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement, without the necessity of proving actual damages or posting a bond or other security, and such right shall be in addition to any other remedy to which such party may be entitled at law or in equity. The parties further agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to law or inequitable for any reason.
Section 17.    Nature of Purchasers’ Obligations and Rights. The obligations of each Oaktree Purchaser under this Agreement are several and not joint, and no Oaktree Purchaser shall be responsible in any way for the performance of the obligations of any other Oaktree Purchaser or any

Ishbia Party under this Agreement. The obligations of the Ishbia Parties under this Agreement are joint and several as among the Ishbia Parties, but such obligations are independent of and not joint with the obligations of any Oaktree Purchasers, and no Oaktree Purchaser shall be responsible in any way for the performance or non-performance of the obligations of the Ishbia Parties under this Agreement. Nothing contained in this Agreement, and no action taken by any Purchaser pursuant hereto or with respect to the Rights Offering or the Offering, shall be deemed to constitute the Purchasers a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to their obligations or the transactions contemplated by this Agreement or the Rights Offering or the Offering. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding or action for such purpose. Notwithstanding the independent nature of the obligations of the Purchasers, each Oaktree Purchaser shall have the right, in addition to the Company, to enforce the obligations of the Ishbia Parties under Section 1(a) and Section 1(e), including by seeking specific performance, injunctive relief, or damages, in each case in accordance with Section 16, without the necessity of joining the Company as a party to any such action or proceeding. The Ishbia Parties acknowledge that the Oaktree Purchasers are entering into the Securities Purchase Agreement in reliance on the Ishbia Parties' performance of their obligations under this Agreement and that a breach of such obligations by the Ishbia Parties would cause direct and irreparable harm to the Oaktree Purchasers.
Section 18.    Miscellaneous.
(a)The recitals to this Agreement are incorporated herein and made a part hereof. The parties agree that the recitals are an integral part of this Agreement.
(b)Notwithstanding any term to the contrary herein, no person other than the Company or the Purchasers shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement.
(c)The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(d)This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(e)No Purchaser shall assign this Agreement or any of its respective rights or obligations hereunder; provided, however, that the Oaktree Purchasers may transfer or assign their rights and obligations hereunder to an affiliate thereof.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this Agreement on and as of the date first set forth above.
COMPANY:
UWM HOLDINGS CORPORATION
By: /s/ Rami Hasani
Name: Rami Hasani
Title: Executive Vice President, Chief Financial Officer

[Signature Page to Support and Backstop Purchase Agreement]

ISHBIA PARTIES:
MAT ISHBIA
By: /s/ Mat Ishbia
Name: Rami Hasani

SFS GROUP CAPITAL, LLC
By: /s/ Mat Ishbia
Name: Mat Ishbia
Title: Manager

[Signature Page to Support and Backstop Purchase Agreement]

OAKTREE PURCHASERS:
OAKTREE-TCDRS STRATEGIC CREDIT, LLC:
By: Oaktree Capital Management, L.P.
Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

OAKTREE-FORREST MULTI-STRATEGY, LLC:

By: Oaktree Capital Management, L.P.
Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC:

By: Oaktree Capital Management, L.P.
Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

[Signature Page to Support and Backstop Purchase Agreement]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC:
By: Oaktree Capital Management, L.P.
Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC:

By: Oaktree Capital Management, L.P.
Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC:

By: Oaktree Capital Management, L.P.
Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

[Signature Page to Support and Backstop Purchase Agreement]

INPRS STRATEGIC CREDIT HOLDINGS, LLC:
By: Oaktree Capital Management, L.P.
Its: Manager

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

OAKTREE SPECIALTY LENDING CORPORATION:

By: Oaktree Fund Advisors, LLC
Its: Investment Advisor

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

OAKTREE STRATEGIC CREDIT FUND:

By: Oaktree Fund Advisors, LLC
Its: Investment Advisor

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

[Signature Page to Support and Backstop Purchase Agreement]

OAKTREE ODL - ODA EQUITY HOLDINGS, L.P.:
By: Oaktree Direct Lending Fund GP, L.P.
Its: General Partner

By: Oaktree Direct Lending Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Managing Director

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

[Signature Page to Support and Backstop Purchase Agreement]

OAKTREE BLUE CREDIT 1 INVESTMENT FUND, L.P.:
By: Oaktree Blue Credit 1 Investment Fund GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By: /s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By: /s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

OPPS UWM HOLDINGS, LLC:

By: Oaktree Fund GP, LLC
Its: Manager

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Nicholas Basso
Name: Nicholas Basso
Title: Authorized Signatory

By: /s/ Dante Quazzo
Name: Dante Quazzo
Title: Authorized Signatory

[Signature Page to Support and Backstop Purchase Agreement]

UWMHC GRAND AVENUE PARTNERS, L.P.:
By: Oaktree Real Estate Opportunities Fund IX GP, L.P.
Its: General Partner

By: Oaktree Real Estate Opportunities Fund IX GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Jason Keller
Name: Jason Keller
Title: Managing Director

By: /s/ Ryan Taylor
Name: Ryan Taylor
Title: Managing Director

OAKTREE REAL ESTATE DEBT FUND IV HOLDINGS (DELAWARE), L.P.:

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Charlie Baxter
Name: Charlie Baxter
Title: Authorized Signatory

By: /s/ Aaron Greenberg
Name: Aaron Greenberg
Title: Authorized Signatory

[Signature Page to Support and Backstop Purchase Agreement]

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.:
By: Oaktree Value Opportunities Fund GP, L.P.
Its: General Partner

By: Oaktree Value Opportunities Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Authorized Signatory

By: /s/ Pavel Kaganas
Name: Pavel Kaganas
Title: Authorized Signatory

OAKTREE PHOENIX INVESTMENT FUND, L.P.:

By: Oaktree Phoenix Investment Fund GP, L.P.
Its: General Partner

By: Oaktree Phoenix Investment Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Authorized Signatory

By: /s/ Pavel Kaganas
Name: Pavel Kaganas
Title: Authorized Signatory

[Signature Page to Support and Backstop Purchase Agreement]

OAKTREE LONDON LIQUID VALUE OPPORTUNITIES FUND (VOF), L.P.:
By: Oaktree London Liquid Value Opportunities Fund (VOF) GP, L.P.
Its: General Partner

By: Oaktree London Liquid Value Opportunities GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Authorized Signatory

By: /s/ Pavel Kaganas
Name: Pavel Kaganas
Title: Authorized Signatory

OAKTREE-COPLEY INVESTMENTS, LLC:

By: Oaktree Capital Management, L.P.
Its: Manager

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Authorized Signatory

By: /s/ Pavel Kaganas
Name: Pavel Kaganas
Title: Authorized Signatory

[Signature Page to Support and Backstop Purchase Agreement]

OAKTREE SPECIAL SITUATIONS FUND III HOLDINGS (DELAWARE), L.P.:
By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Thomas Casarella
Name: Thomas Casarella
Title: Authorized Signatory

By: /s/ John Dahlem
Name: John Dahlem
Title: Authorized Signatory

OAKTREE HUNTINGTON INVESTMENT FUND II, L.P. (CLASS I):

By: Oaktree Huntington Investment Fund II GP, L.P.
Its: General Partner

By: Oaktree Fund GP LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Thomas Casarella
Name: Thomas Casarella
Title: Authorized Signatory

By: /s/ John Dahlem
Name: John Dahlem
Title: Authorized Signatory

[Signature Page to Support and Backstop Purchase Agreement]

ARGONAUT INSURANCE COMPANY:

By: Brookfield Asset Management Credit and Insurance Solutions Advisor LLC, acting in its capacity as investment manager

By: /s/ Bryant Mendel
Name: Bryant Mendel
Title: Authorized Signatory

COLONY INSURANCE COMPANY:

By: Brookfield Asset Management Credit and Insurance Solutions Advisor LLC, acting in its capacity as investment manage

By: /s/ Bryant Mendel
Name: Bryant Mendel
Title: Authorized Signatory

ROCKWOOD CASUALTY INSURANCE COMPANY:

By: Brookfield Asset Management Credit and Insurance Solutions Advisor LLC, acting in its capacity as investment manage

By: /s/ Bryant Mendel
Name: Bryant Mendel
Title: Authorized Signatory

ARGO RE LTD:

By: Brookfield Asset Management Credit and Insurance Solutions Advisor LLC, acting in its capacity as investment manage

By: /s/ Bryant Mendel
Name: Bryant Mendel
Title: Authorized Signatory

[Signature Page to Support and Backstop Purchase Agreement]

ANNEX A

Support Purchaser	Class A Common Stock
Mat Ishbia	408,131
SFS Group Capital, LLC	0
Total	408,131

ANNEX B

Oaktree Purchaser	Optional Purchase Percentage
Oaktree Special Situations Fund III Holdings (Delaware), L.P.	7.15%
Oaktree Huntington Investment Fund II, L.P. (Class I)	1.02%
Oaktree Value Opportunities Fund Holdings, L.P.	5.67%
Oaktree Phoenix Investment Fund, L.P.	1.20%
Oaktree London Liquid Value Opportunities Fund (VOF), L.P.	4.00%
Oaktree-Copley Investments, LLC	4.00%
UWMHC Grand Avenue Partners, L.P.	4.00%
Oaktree-TCDRS Strategic Credit, LLC	0.33%
Oaktree-Forrest Multi-Strategy, LLC	0.17%
Oaktree-TBMR Strategic Credit Fund C, LLC	0.09%
Oaktree-TBMR Strategic Credit Fund F, LLC	0.14%
Oaktree-TBMR Strategic Credit Fund G, LLC	0.22%
Oaktree-TSE 16 Strategic Credit, LLC	0.30%
INPRS Strategic Credit Holdings, LLC	0.23%
Oaktree Specialty Lending Corporation	1.42%
Oaktree Strategic Credit Fund	3.77%
Oaktree ODL - ODA Equity Holdings, L.P.	1.19%
Oaktree Blue Credit 1 Investment Fund, L.P.	0.31%
Oaktree Real Estate Debt Fund IV Holdings (Delaware), L.P.	2.47%
Opps UWM Holdings, LLC	55.67%
Argonaut Insurance Company	3.00%
Colony Insurance Company	2.33%
Rockwood Casualty Insurance Company	0.67%
Argo Re Ltd	0.67%

ANNEX C
Terms of the Rights Offering

Issuer	UWM Holdings Corporation.
Securities	One Basic Subscription Right for each share of Class A Common Stock outstanding as of the Record Date along with oversubscription rights.
Registration
The offer and sale of shares of Class A Common Stock issuable upon the exercise of the Subscription Rights will be registered under the Securities Act pursuant to a registration statement on an appropriate form to be filed by the Company with the Commission.

Listing	The shares of Class A Common Stock to be issued upon the exercise of the Subscription Rights will be listed on NYSE.
Transfer	The Subscription Rights will be transferable.
Basic Subscription Rights
Each Basic Subscription Right will entitle the holder thereof to subscribe for and purchase, at the Subscription Price Per Share its pro rata portion of the Rights Offering Shares, determined by multiplying the aggregate number of Rights Offering Shares by a fraction, the numerator of which is the number of shares of Class A Common Stock held by such holder as of the Record Date and the denominator of which is the aggregate number of shares of Class A Common Stock outstanding as of the Record Date, on a basic, not fully diluted, basis, subject to rounding.

Rights Offering Shares	200,000,000 shares of Class A Common Stock.
Rights Offering Amount	At least $400,000,000.
Subscription Price Per Share
Greater of (x) $2.00 and (y) 85% of the volume-weighted average price per share of Class A Common Stock during the ten consecutive trading days ending on the third trading day immediately prior to the Expiration Time.

Over-subscription Rights
Holders of Basic Subscription Rights who fully exercise their Basic Subscription Rights may subscribe for additional shares of Class A Common Stock that remain unsubscribed as a result of any unexercised Subscription Rights. The Ishbia Parties are not obligated to exercise their Oversubscription Rights pursuant to this Agreement.

Record Date	October 2, 2026.
Expiration Time	5:00 p.m., Eastern Time, on November 12, 2026.

ANNEX D
Series A-3 Preferred Stock
The Series A-3 Preferred Stock will be issued pursuant to a certificate of designation that:
(i) is in form and substance acceptable to the Oaktree Purchasers;
(ii) provides that the Series A-3 Preferred Stock shall at all times rank junior in right of payment of dividends, and upon liquidation, dissolution or winding up, to the Series A-1 Preferred Stock and the Series A-2 Preferred Stock of the Company;
(iii) provides that no dividends may be declared or paid on the Series A-3 Preferred Stock without the prior written consent of the Oaktree Purchasers (dividends not paid in cash will be automatically added to the liquidation preference of the Series A-3 Preferred Stock);
(iv) provides that no redemption or repurchase of the Series A-3 Preferred Stock may occur while any shares of Series A-1 Preferred Stock remain outstanding (unless all outstanding shares of Series A-1 Preferred Stock are concurrently redeemed in full); and
(v) provides for such rights, powers and privileges that are the same as the Series A-2 Preferred Stock, except as set forth above.